Exhibit 99.2

Strength.
La force.
实力.
Kracht.

DIGITAL REALTY

Data Center Solutions

Supplemental Operating and Financial Data

SECOND QUARTER: JUNE 30, 2012

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and redevelopment activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or redeveloped properties or businesses;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2011, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key FlexSM and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. As of June 30, 2012, the Company’s 105 properties, excluding three properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 20.1 million net rentable square feet, including approximately 2.2 million square feet of space held for redevelopment, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup
James Feldman	Ross Smotrich	Greg Miller	Evan Smith	Michael Bilerman
(646) 855-5808	(212) 526-2306	(212) 389-8128	(212) 915-1220	(212) 816-1685

Ji Zhang		Eric Z. Chu		Emmanuel Korchman
(646) 855-2926		(212) 389-8129		(212) 816-1382

Deutsche Bank	Evercore	Green Street	ISI	Jefferies
John Perry	Johnathan Schildkraut	Lukas Hartwich	Steve Sakwa	Omotayo Okusanya
(212) 250-4912	(212) 497-0864	(949) 640-8780	(212) 446-9462	(212) 336-7076

Vincent Chao	Robert Gutman		George Auerbach
(212) 250-6799	(212) 497-0877		(212) 446-9459

JMP Securities	KeyBanc Capital Markets	Macquarie	Morgan Joseph TriArtisan	Morgan Stanley
William C. Marks	Jordan Sadler	Rob Stevenson	Ilya Grozovsky	Paul Morgan
(415) 835-8944	(917) 368-2280	(212) 231-8068	(212) 218-3856	(415) 576-2627

Mitch Germain	Craig Mailman	Nicolas Yulico		Chris Caton
(212) 906-3546	(917) 368-2316	(212) 231-8028		(415) 576-2637

Raymond James	RBC Capital Markets	Stifel Nicolaus	UBS
Paul D. Puryear	Dave Rodgers	Todd Weller	Ross Nussbaum
(727) 567-2253	(440) 715-2647	(443) 224-1305	(212) 713-2484

William A. Crow	Jonathan Atkin
(727) 567-2594	(415) 633-8589

Mike Carroll
(440) 715-2649

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011
High Price *	$76.04	$74.04	$67.83	$64.09	$64.25	$59.34
Low Price *	$67.84	$65.00	$51.75	$50.63	$56.34	$50.63
Closing Price, end of quarter *	$75.07	$73.97	$66.67	$55.16	$61.78	$58.14
Average daily trading volume *	1,073,521	1,026,947	1,259,124	1,198,958	962,400	1,192,245
Indicated dividend per common share **	$2.920	$2.920	$2.720	$2.720	$2.720	$2.720
Closing annual dividend yield, end of quarter	3.9%	3.9%	4.1%	4.9%	4.4%	4.7%
Closing shares and units outstanding, end of quarter ***	115,050,528	112,215,683	110,975,409	109,127,550	103,789,573	97,555,237
Closing market value of shares and units outstanding (thousands), end of quarter	$8,636,843	$8,300,594	$7,398,731	$6,019,476	$6,412,120	$5,671,861

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of June 30, 2012, the total number of shares and units includes 110,268,388 shares of common stock, 3,235,814 common units held by third parties and 1,546,326 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series D cumulative convertible preferred stock or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions. On April 17, 2012, we converted all outstanding shares of our series C preferred stock into shares of our common stock at a conversion rate of 0.5480 shares of common stock per $25.00 liquidation preference of series C preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	110,268,388	95.8%
Cambay Tele.com, LLC (3)	3,235,814	2.8%
Directors, Executive Officers and Others	1,546,326	1.4%

Total	115,050,528	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes all unexercised common stock options.
(2)	The total number of shares and units includes 110,268,388 shares of common stock, 3,235,814 common units held by third parties and 1,546,326 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series D cumulative convertible preferred stock or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions. On April 17, 2012, we converted all outstanding shares of our series C preferred stock into shares of our common stock at a conversion rate of 0.5480 shares of common stock per $25.00 liquidation preference of series C preferred stock.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	30-Jun-12		31-Mar-12		31-Dec-11		30-Sep-11		30-Jun-11		31-Mar-11
Shares and Units at End of Quarter

Common shares outstanding	110,268,388		107,342,049		106,039,279		104,102,878		98,754,727		92,078,429
Common units outstanding	4,782,140		4,873,634		4,936,130		5,024,672		5,034,846		5,476,808

Total shares and operating partnership units	115,050,528		112,215,683		110,975,409		109,127,550		103,789,573		97,555,237

Enterprise Value

Market value of common equity (1)	$8,636,843		$8,300,594		$7,398,731		$6,019,476		$6,412,120		$5,671,861
Liquidation value of preferred equity	644,096		590,081		590,085		636,312		369,715		508,619
Total debt at balance sheet carrying value	3,400,212		3,271,848		2,940,210		2,797,040		3,067,577		3,055,429

Total enterprise value	$12,681,151		$12,162,523		$10,929,026		$9,452,828		$9,849,412		$9,235,909

Total debt/Total enterprise value	26.8%		26.9%		26.9%		29.6%		31.1%		33.1%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$6,828,926		$6,511,710		$6,142,559		$5,839,696		$5,634,381		$5,455,314
Total assets	6,717,113		6,418,061		6,098,566		5,826,412		5,658,405		5,537,345
Total liabilities	3,978,929		3,785,077		3,518,155		3,249,532		3,524,591		3,498,272

Selected Operating Data

Total operating revenues	$303,704		$283,148		$270,612		$273,476		$267,881		$250,741
Total operating expenses	215,255		197,232		189,313		201,850		191,161		176,076
Interest expense	37,681		38,030		36,856		37,078		39,334		36,082
Net income	53,968		49,263		47,197		37,689		38,228		39,012
Net income available to common stockholders	42,021		39,211		35,990		31,908		31,990		30,980

Financial Ratios

EBITDA (2)	$170,211		$161,957		$152,398		$148,500		$148,768		$142,023
Adjusted EBITDA (3)	$182,158		$172,009		$163,605		$154,281		$155,006		$150,055
Cash interest expense (4)	$27,447		$53,876		$25,239		$54,107		$27,349		$45,208
Fixed charges (5)	$42,646		$66,477		$38,794		$62,280		$35,750		$55,630
Debt service coverage ratio (6)	6.6	x	3.2	x	6.5	x	2.9	x	5.7	x	3.3	x
Fixed charge coverage ratio (7)	4.3	x	2.6	x	4.2	x	2.5	x	4.3	x	2.7	x

Profitability Measures

Net income per common share - basic	$0.38		$0.37		$0.34		$0.32		$0.33		$0.34
Net income per common share - diluted	$0.38		$0.36		$0.34		$0.31		$0.33		$0.33
Funds From Operations (FFO) per diluted share and unit (8)	$1.09		$1.06		$1.02		$1.01		$1.02		$1.02
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.86		$0.86		$0.82		$0.82		$0.85		$0.90
Dividends per share and common unit	$0.73		$0.73		$0.68		$0.68		$0.68		$0.68
Diluted FFO payout ratio (10)	67.1%		69.1%		66.6%		67.4%		67.0%		66.9%
Diluted AFFO payout ratio (9)(11)	85.4%		84.6%		83.0%		82.6%		80.1%		76.0%

Portfolio Statistics

Buildings	155		148		140		136		134		133
Properties	105		102		101		98		96		96
Net rentable square feet, excluding redevelopment space	17,881,857		16,923,054		15,908,059		15,262,859		14,967,288		14,628,267
Square feet held for redevelopment (12)	2,177,144		2,189,203		2,384,955		2,126,131		2,107,693		2,236,745
Occupancy at end of quarter (13)	93.5%		94.8%		94.8%		93.7%		93.9%		93.5%
Weighted average remaining lease term (years) (14)	7.0		7.0		7.0		7.0		6.8		6.9
Same store occupancy at end of quarter (13)(15)	92.9%		94.4%		94.6%		93.7%		93.9%		93.5%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series D cumulative convertible preferred stock or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions. On April 17, 2012, we converted all outstanding shares of our series C preferred stock into shares of our common stock at a conversion rate of 0.5480 shares of common stock per $25.00 liquidation preference of series C preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 30. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 30. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 30. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2010.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	June 30, 2012	December 31, 2011
	(unaudited)
ASSETS

Investments in real estate
Land	$596,771	$555,113
Acquired ground leases	6,103	6,214
Buildings and improvements	5,838,885	5,253,754
Tenant improvements	344,215	303,502

Investments in real estate	6,785,974	6,118,583
Accumulated depreciation and amortization	(1,033,128)	(900,044)

Net investments in properties	5,752,846	5,218,539
Investment in unconsolidated joint ventures	42,952	23,976

Net investments in real estate	5,795,798	5,242,515

Cash and cash equivalents	47,777	40,631

Accounts and other receivables, net of allowance for doubtful accounts of $2,624 and $2,436 as of June 30, 2012 and December 31, 2011, respectively	96,609	90,580
Deferred rent	279,971	246,815
Acquired above market leases, net	25,367	29,701
Acquired in place lease value and deferred leasing costs, net	370,179	335,381
Deferred financing costs, net	31,024	29,849
Restricted cash	35,322	55,165
Other assets	35,066	27,929

Total Assets	$6,717,113	$6,098,566

LIABILITIES AND EQUITY

Global revolving credit facility	$324,476	$275,106
Unsecured term loan	520,942	—
Unsecured senior notes, net of discount	1,441,569	1,441,072
Exchangeable senior debentures	266,400	266,400
Mortgage loans, net of premiums	846,825	947,132
Other secured loans	—	10,500
Accounts payable and other accrued liabilities	372,974	315,133
Accrued dividends and distributions	—	75,455
Acquired below market leases, net	112,891	85,819
Security deposits and prepaid rents	92,852	101,538

Total Liabilities	3,978,929	3,518,155

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value per share, 30,000,000 shares authorized:

Series C Cumulative Convertible Preferred Stock, 4.375%, $0 and $128,159 liquidation preference, respectively ($25.00 per share), 0 and 5,126,364 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	—	123,820

Series D Cumulative Convertible Preferred Stock, 5.500%, $174,096 and $174,426 liquidation preference, respectively ($25.00 per share), 6,963,848 and 6,977,055 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	168,350	168,669

Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	277,172	277,292

Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $0 liquidation preference, respectively ($25.00 per share), 7,300,000 and 0 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	176,253	—

Common Stock: $0.01 par value per share, 165,000,000 shares authorized, 110,268,388 and 106,039,279 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	1,098	1,057
Additional paid-in capital	2,687,065	2,496,651
Dividends in excess of earnings	(566,273)	(488,692)
Accumulated other comprehensive income, net	(55,701)	(55,880)

Total stockholders’ equity	2,687,964	2,522,917

Noncontrolling interests:
Noncontrolling interest in operating partnership	46,273	45,057
Noncontrolling interest in consolidated joint ventures	3,947	12,437

Total noncontrolling interests	50,220	57,494

Total Equity	2,738,184	2,580,411

Total Liabilities and Equity	$6,717,113	$6,098,566

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11

Rental	$234,923	$222,834	$214,264	$206,846	$202,806	$196,795
Tenant reimbursements	60,422	57,862	52,010	56,656	51,311	51,834
Construction management	1,954	2,452	4,338	9,372	13,759	1,817
Other	6,405	—	—	602	5	295

Total operating revenues	303,704	283,148	270,612	273,476	267,881	250,741

Rental property operating and maintenance	87,576	79,845	81,698	82,164	72,337	71,723
Property taxes	15,769	16,042	9,458	13,055	13,962	13,471
Insurance	2,260	2,230	2,014	1,961	1,998	2,051
Construction management	596	193	2,388	7,391	11,199	1,737
Depreciation and amortization	89,000	83,995	80,612	79,047	76,848	73,918
General and administrative	15,109	14,250	12,542	14,600	14,077	12,405
Transactions	4,608	677	601	3,632	740	681
Other	337	—	—	—	—	90

Total operating expenses	215,255	197,232	189,313	201,850	191,161	176,076

Operating income	88,449	85,916	81,299	71,626	76,720	74,665

Equity in earnings of unconsolidated joint ventures	3,493	1,389	1,296	1,390	1,058	1,208
Interest and other income	1,216	709	398	2,218	380	264
Interest expense	(37,681)	(38,030)	(36,856)	(37,078)	(39,334)	(36,082)
Tax (expense) benefit	(1,206)	(721)	1,164	(461)	(233)	(428)
Loss from early extinguishment of debt	(303)	—	(104)	(6)	(363)	(615)

Net income	53,968	49,263	47,197	37,689	38,228	39,012
Net income attributable to noncontrolling interests	(1,634)	(1,221)	(1,481)	(1,345)	(1,525)	(1,510)

Net income attributable to Digital Realty Trust, Inc.	52,334	48,042	45,716	36,344	36,703	37,502
Preferred stock dividends	(10,313)	(8,831)	(9,726)	(4,436)	(4,713)	(6,522)

Net income available to common stockholders	$42,021	$39,211	$35,990	$31,908	$31,990	$30,980

Net income per share available to common stockholders - basic	$0.38	$0.37	$0.34	$0.32	$0.33	$0.34
Net income per share available to common stockholders - diluted	$0.38	$0.36	$0.34	$0.31	$0.33	$0.33
Weighted-average shares outstanding - basic	109,761,017	107,099,856	105,134,719	100,588,235	96,295,585	91,428,355
Weighted-average shares outstanding - diluted	110,166,082	107,584,856	105,584,344	101,912,342	97,511,811	92,600,215
Weighted-average fully diluted shares and units	114,505,563	111,917,822	110,052,443	105,478,907	102,272,613	98,117,454

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$42,021	$39,211	$35,990	$31,908	$31,990	$30,980

Adjustments:

Noncontrolling interests in operating partnership	1,661	1,586	1,530	1,421	1,582	1,652
Real estate related depreciation and amortization (1)	88,186	82,993	80,086	78,550	76,405	73,506
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	866	905	985	918	893	892
Gain on sale of assets held in unconsolidated joint venture	(2,325)	—	—	—	—	—

FFO available to common stockholders and unitholders	$130,409	$124,695	$118,591	$112,797	$110,870	$107,030

FFO per share and unit:
Basic	$1.14	$1.12	$1.08	$1.07	$1.10	$1.11
Diluted (2)	$1.09	$1.06	$1.02	$1.01	$1.02	$1.02

Weighted-average shares and units outstanding - basic	114,100	111,433	109,603	105,069	101,056	96,303
Weighted-average shares and units outstanding - diluted (2)	125,824	125,482	123,875	120,235	117,845	115,730

(1) Real estate related depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$89,000	$83,995	$80,612	$79,047	$76,848	$73,918
Non-real estate depreciation	(814)	(1,002)	(526)	(497)	(443)	(412)

	$88,186	$82,993	$80,086	$78,550	$76,405	$73,506

(2)	At June 30, 2012, we had 6,964 series D convertible preferred shares outstanding that were convertible into 4,337 common shares on a weighted average basis for the three months ended June 30, 2012. For the three months ended June 30, 2012, we have excluded the effect of dilutive series E and series F preferred stock, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E and series F preferred stock, which we consider highly improbable; if included, the dilutive effect for the three months ended June 30, 2012 would be 6,470 shares. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,456 common shares on a weighted average basis for the three months ended June 30, 2012. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$130,409	$124,695	$118,591	$112,797	$110,870	$107,030
Add: Series C convertible preferred dividends	—	1,402	1,402	1,402	1,441	1,832
Add: Series D convertible preferred dividends	2,394	2,398	2,398	3,034	3,272	4,690
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders - diluted	$136,853	$132,545	$126,441	$121,283	$119,633	$117,602

Weighted average common stock and units outstanding	114,100	111,433	109,603	105,069	101,056	96,303
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	405	485	450	410	1,216	1,172
Add: Effect of dilutive series C convertible preferred stock	489	2,785	2,778	2,784	2,865	3,652
Add: Effect of dilutive series D convertible preferred stock	4,374	4,337	4,660	5,604	6,419	8,333
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,456	6,442	6,384	6,368	6,289	6,270

Weighted average common stock and units outstanding - diluted	125,824	125,482	123,875	120,235	117,845	115,730

Note: For a definition and discussion of FFO, see page 30.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Reconciliation of FFO to AFFO (Note):

FFO available to common stockholders and unitholders	$130,409	$124,695	$118,591	$112,797	$110,870	$107,030

Adjustments:

Non-real estate depreciation	814	1,002	526	497	443	412
Amortization of deferred financing costs	1,799	2,214	2,209	2,285	2,510	2,451
Amortization of debt discount	250	247	244	241	749	998
Non-cash compensation	3,775	3,407	3,167	3,560	3,739	2,963
Loss from early extinguishment of debt	303	—	104	6	363	615
Straight line rents	(19,649)	(15,902)	(15,089)	(14,166)	(14,305)	(12,749)
Above and below market rent amortization	(2,871)	(2,239)	(2,274)	(1,989)	(1,860)	(1,814)
Capitalized leasing compensation	(3,334)	(3,913)	(2,610)	(2,734)	(2,721)	(2,443)
Recurring capital expenditures and tenant improvements (3)	(6,128)	(5,431)	(4,870)	(4,678)	(2,026)	(1,395)
Capitalized leasing commissions (3)	(4,201)	(3,607)	(6,401)	(5,350)	(6,486)	(3,029)

AFFO available to common stockholders and unitholders	$101,167	$100,473	$93,597	$90,469	$91,276	$93,039

(3)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures.

Note: For a definition and discussion of AFFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Net income available to common stockholders	$42,021	$39,211	$35,990	$31,908	$31,990	$30,980

Interest	37,681	38,030	36,856	37,078	39,334	36,082
Loss from early extinguishment of debt	303	—	104	6	363	615
Taxes	1,206	721	(1,164)	461	233	428
Depreciation and amortization	89,000	83,995	80,612	79,047	76,848	73,918

EBITDA	170,211	161,957	152,398	148,500	148,768	142,023

Noncontrolling interests	1,634	1,221	1,481	1,345	1,525	1,510
Preferred stock dividends	10,313	8,831	9,726	4,436	4,713	6,522

Adjusted EBITDA	$182,158	$172,009	$163,605	$154,281	$155,006	$150,055

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 30. EBITDA and adjusted EBITDA for the three months ended June 30, 2012 include a gain on sale for 700 / 750 Central Expressway, an unconsolidated joint venture, of approximately $2.3 million. Excluding this gain, EBITDA and Adjusted EBITDA would have been $167.9 million and $179.9 million, respectively, for three months ended June 30, 2012.

Financial Ratios

(unaudited and in thousands)

	30-Jun-12		31-Mar-12		31-Dec-11		30-Sep-11		30-Jun-11		31-Mar-11

Total GAAP interest expense	$37,681		$38,030		$36,856		$37,078		$39,334		$36,082
Capitalized interest	4,602		4,526		4,262		4,755		4,222		4,666
Change in accrued interest and other non-cash amounts	(14,836)		11,320		(15,879)		12,274		(16,207)		4,460

Cash interest expense (a)	27,447		53,876		25,239		54,107		27,349		45,208
Scheduled debt principal payments and preferred dividends	15,199		12,601		13,555		8,173		8,401		10,422

Total fixed charges (b)	$42,646		$66,477		$38,794		$62,280		$35,750		$55,630

Debt service coverage ratio based on GAAP interest expense (c)	4.8	x	4.5	x	4.4	x	4.2	x	3.9	x	4.2	x
Debt service coverage ratio based on cash interest expense (c)	6.6	x	3.2	x	6.5	x	2.9	x	5.7	x	3.3	x
Fixed charge coverage ratio based on GAAP interest expense (d)	3.4	x	3.4	x	3.2	x	3.4	x	3.2	x	3.2	x
Fixed charge coverage ratio based on cash interest expense (d)	4.3	x	2.6	x	4.2	x	2.5	x	4.3	x	2.7	x
Debt to total enterprise value including debt and preferred equity (e)	26.8%		26.9%		26.9%		29.6%		31.1%		33.1%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	31.9%		31.8%		32.3%		36.3%		34.9%		38.6%
Pretax income to interest expense (g)	2.4	x	2.3	x	2.3	x	2.0	x	2.0	x	2.1	x
Net Debt to Adjusted EBITDA (h)	4.6	x	4.7	x	4.4	x	4.5	x	4.9	x	5.0	x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as net income, adding back interest expense and divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11	31-Mar-11
Operating Revenues:

Rental	$224,804	$216,061	$213,016	$206,634	$202,806	$196,795
Tenant reimbursements - Utilities	39,522	35,980	38,699	36,374	37,578	37,386
Tenant reimbursements - Other	17,616	18,994	12,925	20,282	13,733	14,448
Construction management (2)	—	—	—	—	—	—
Other	6,405	—	—	602	5	295

Total operating revenues	288,347	271,035	264,640	263,892	254,122	248,924

Operating Expenses:

Rental property operating and maintenance - Utilities	41,266	37,905	38,915	39,714	41,055	38,427
Rental property operating and maintenance - Other	42,106	39,211	42,129	42,324	31,785	33,003
Property taxes	14,840	15,347	9,333	13,006	13,922	13,471
Insurance	2,126	2,101	1,908	1,917	1,933	1,921
Construction management (2)	—	—	—	—	—	—
Depreciation and amortization	84,645	80,736	80,332	79,038	76,848	73,918
General and administrative (3)	15,109	14,250	12,542	14,600	14,077	12,405
Transactions (4)	—	—	—	—	—	—
Other	337	—	—	—	—	90

Total operating expenses	200,429	189,550	185,159	190,599	179,620	173,235

Operating income	87,918	81,485	79,481	73,293	74,502	75,689

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	3,500	1,394	1,295	1,390	1,058	1,208
Interest and other income	1,267	772	395	2,221	380	264
Interest expense	(36,361)	(36,841)	(36,594)	(37,075)	(39,334)	(36,082)
Tax expense	(1,083)	(596)	1,288	(378)	(233)	(428)
Loss from early extinguishment of debt	(303)	—	(104)	(6)	(363)	(615)

Net income	$54,938	$46,214	$45,761	$39,445	$36,010	$40,036

New properties (1)
Operating Revenues:

Rental	$10,119	$6,773	$1,248	$212	$—	$—
Tenant reimbursements - Utilities	2,408	1,398	—	—	—	—
Tenant reimbursements - Other	876	1,490	386	—	—	—
Construction management (2)	1,954	2,452	4,338	9,372	13,759	1,817
Other	—	—	—	—	—	—

Total operating revenues	15,357	12,113	5,972	9,584	13,759	1,817

Operating Expenses:

Rental property operating and maintenance - Utilities	2,355	1,446	—	—	—	—
Rental property operating and maintenance - Other	1,849	1,283	654	126	(503)	293
Property taxes	929	695	125	49	40	—
Insurance	134	129	106	44	65	130
Construction management (2)	596	193	2,388	7,391	11,199	1,737
Depreciation and amortization	4,355	3,259	280	9	—	—
General and administrative (3)	—	—	—	—	—	—
Transactions (4)	4,608	677	601	3,632	740	681
Other	—	—	—	—	—	—

Total operating expenses	14,826	7,682	4,154	11,251	11,541	2,841

Operating income	531	4,431	1,818	(1,667)	2,218	(1,024)

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(7)	(5)	1	—	—	—
Interest and other income	(51)	(63)	3	(3)	—	—
Interest expense	(1,320)	(1,189)	(262)	(3)	—	—
Tax expense	(123)	(125)	(124)	(83)	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—

Net Income	$(970)	$3,049	$1,436	$(1,756)	$2,218	$(1,024)

(1)	Same store properties are properties that were acquired on or before December 31, 2010 and new properties are properties acquired after December 31, 2010.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Transaction expenses are included entirely in new properties as they are not allocable to specific properties.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Jun-12	31-Mar-12	Percentage Change	30-Jun-11	Percentage Change

Rental (2)	$224,804	$216,061	4.0%	$202,806	10.8%
Tenant reimbursements - Utilities	39,522	35,980	9.8%	37,578	5.2%
Tenant reimbursements - Other	17,616	18,994	(7.3%)	13,733	28.3%

	281,942	271,035	4.0%	254,117	10.9%

Rental property operating and maintenance - Utilities	41,266	37,905	8.9%	41,055	0.5%
Rental property operating and maintenance - Other	42,106	39,211	7.4%	31,785	32.5%
Property taxes	14,840	15,347	(3.3%)	13,922	6.6%
Insurance	2,126	2,101	1.2%	1,933	10.0%

	100,338	94,564	6.1%	88,695	13.1%

Net Operating Income (3)	$181,604	$176,471	2.9%	$165,422	9.8%

Same store occupancy at end of quarter (4)	92.9%	94.4%		93.9%

(1)	Same store properties were acquired on or before December 31, 2010.
(2)	For the periods presented, same store straight-line rent was $18,980, $15,318 and $14,305, respectively, and non-cash purchase accounting adjustments were $1,535, $1,484, and $1,860, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 30.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of June 30, 2012	% of Debt	Interest Rate as of June 30, 2012	Interest Rate as of June 30, 2012 including swaps
Revolving Credit Facility

Global revolving credit facility	November 2, 2016 (1)	324,476	9.5%	1.68%

		$324,476	9.5%
Unsecured term loan:
Unsecured term loan	April 16, 2017	520,942	15.3%	1.92%	2.19%

		$520,942	15.3%

Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013	33,000	1.0%	9.32%
Series C	January 6, 2016	25,000	0.7%	9.68%
Series D	January 20, 2015	50,000	1.5%	4.57%
Series E	January 20, 2017	50,000	1.5%	5.73%
Series F	February 3, 2015	17,000	0.5%	4.50%

Total Prudential Shelf Facility		$175,000	5.2%

Senior Notes:
5.875% notes due 2020	February 1, 2020	500,000	14.7%	5.88%
4.50% notes due 2015	July 15, 2015	375,000	11.0%	5.25%
5.25% notes due 2021	March 15, 2021	400,000	11.8%	4.50%
Unamortized discounts		(8,431)	-0.2%

Total senior notes		$1,266,569	37.3%

Total unsecured senior notes		$1,441,569	42.5%

Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	7.8%	5.50%

Total exchangeable senior debentures		$266,400	7.8%

Mortgage loans:
1350 Duane Avenue/3080 Raymond Street	October 1, 2012(2)	52,800	1.6%	5.42%
Paul van Vlissingenstraat 16	July 18, 2013	12,910	0.4%	2.38%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	9,341	0.3%	2.28%	5.57%
1500 Space Park Drive	October 5, 2013	36,796	1.1%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,220	0.2%	2.28%	5.49%
360 Spear Street	November 8, 2013	47,098	1.4%	6.32%
Mundells Roundabout	November 30, 2013	67,265	2.0%	2.23%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	38,001	1.1%	5.28%	7.20%
Cressex 1	October 16, 2014	27,838	0.8%	5.68%
Manchester Technopark	October 16, 2014	8,469	0.2%	5.68%
Secured Term Debt	November 11, 2014	137,430	4.0%	5.65%
200 Paul Avenue 1-4	October 8, 2015	73,565	2.2%	5.74%
600 West Seventh Street	March 15, 2016	51,953	1.5%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	53,277	1.6%	5.95%
2334 Lundy Place	November 11, 2016	38,748	1.1%	5.96%
1100 Space Park Drive	December 11, 2016	53,255	1.6%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	65,093	1.9%	5.93%
150 South First Street	February 6, 2017	51,175	1.5%	6.30%
8025 North Interstate 35	March 6, 2017	6,680	0.2%	4.09%
731 East Trade Street	July 1, 2020	4,661	0.1%	8.22%
Unamortized net premiums		2,250	0.1%

		$846,825	24.9%

Total Consolidated Debt		$3,400,212	100.0%

Weighted average cost of debt (including interest rate swaps)					4.67%

(1)	Assumes all extensions will be exercised.
(2)	We anticipate paying off this mortgage loan on September 4, 2012, without penalty.

Global Revolving Credit Facility

(in thousands)

	Maximum Available as of June 30, 2012	Available as of June 30, 2012 (3)	Drawn as of June 30, 2012
Global Revolving Credit Facility	$1,500,000	$1,152,982	$324,476

(3)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Debt Maturities

(unaudited, in thousands)

	2012	2013	2014	2015	2016	Thereafter	Total
Global revolving credit facility (1)	$—	$—	$—	$—	$324,476	$—	$324,476
Unsecured term loan	—	—	—	—	—	520,942	520,942
Prudential shelf facility senior notes	—	33,000	—	67,000	25,000	50,000	175,000
5.875% notes due 2020	—	—	—	—	—	500,000	500,000
4.50% notes due 2015	—	—	—	375,000	—	—	375,000
5.25% notes due 2021	—	—	—	—	—	400,000	400,000
5.50% exchangeable senior debentures due 2029 (2)	—	—	266,400	—	—	—	266,400
Secured Term Debt (3)	1,438	3,026	132,966	—	—	—	137,430
200 Paul Avenue 1-4	920	1,932	2,048	68,665	—	—	73,565
Mundells Roundabout	—	67,265	—	—	—	—	67,265
2045 & 2055 LaFayette Street	472	998	1,060	1,125	1,195	60,243	65,093
34551 Ardenwood Boulevard 1-4	361	765	812	862	50,477	—	53,277
1100 Space Park Drive	365	774	821	871	50,424	—	53,255
600 West Seventh Street	778	1,626	1,723	1,825	46,001	—	51,953
1350 Duane Avenue/3080 Raymond Street (4)	52,800	—	—	—	—	—	52,800
150 South First Street	345	733	781	832	878	47,606	51,175
360 Spear Street	486	46,612	—	—	—	—	47,098
2334 Lundy Place	262	555	590	627	36,714	—	38,748
Clonshaugh Industrial Estate II	—	—	38,001	—	—	—	38,001
1500 Space Park Drive	1,113	35,683	—	—	—	—	36,796
Cressex 1	241	482	27,115	—	—	—	27,838
Paul van Vlissingenstraat 16	106	12,804	—	—	—	—	12,910
Chemin de l’Epinglier 2	77	9,264	—	—	—	—	9,341
Gyroscoopweg 2E-2F	67	8,153	—	—	—	—	8,220
Manchester Technopark	73	147	8,249	—	—	—	8,469
8025 North Interstate 35	120	246	257	268	5,789	—	6,680
731 East Trade Street	152	323	351	416	503	2,916	4,661

Total	$60,176	$224,388	$481,174	$517,491	$541,457	$1,581,707	$3,406,393

Weighted Average Term to Initial Maturity (2)	4.5 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (2)	4.6 Years

(1)	Assumes all extensions will be exercised.
(2)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(4)	We anticipate paying off this mortgage loan on September 4, 2012, without penalty.

Note: Total excludes $2,250 of loan premiums, net and ($6,905), ($718), and ($808) of debt discount on 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, and 5.25% unsecured senior notes due 2021, respectively.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of June 30, 2012
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021			Global Revolving Credit Facility & Unsecured Term Loan
	Required	Actual		Required	Actual

Total Outstanding Debt / Total Assets (2)	Less than 60%	40%		Less than 60%(3)	34%

Secured Debt / Total Assets (4)	Less than 40%	10%		Less than 40%	9%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	277%			N/A

Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	3.8	x		N/A

Fixed Charge Coverage		N/A		Greater than 1.50x	3.2	x

Unsecured Debt / Total Unencumbered Asset Value (6)		N/A		Less than 60%	38%

Unencumbered Assets Debt Service Coverage Ratio		N/A		Greater than 1.50x	5.1	x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No.1 dated March 8, 2011, which govern the 5.25% Notes due 2021; the Global Senior Credit Agreement dated as of November 3, 2011; and the Term Loan Agreement dated as of April 16, 2012, each of which is filed as an exhibit to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility and Unsecured Term Loan. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Global Revolving Credit Facility and Unsecured Term Loan, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Global Revolving Credit Facility and Unsecured Term Loan following an acquisition of one or more assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Global Revolving Credit Facility and Unsecured Term Loan.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility and Unsecured Term Loan.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Portfolio Summary

As of June 30, 2012

	6/30/2012	3/31/2012

Number of Properties:

Domestic	88	85

International	17	17

	105 (1)	102 (1)

Number of Buildings:

Domestic	134	127

International	21	21

	155	148

Number of Markets:

Domestic (2)	21	21

International (3)	11	10

	32	31

Net Rentable Square Feet:

Domestic	16,157,756	15,220,620

International	1,724,101	1,702,434

	17,881,857	16,923,054

Redevelopment Square Feet:

Domestic	1,939,316	1,929,708

International	237,828	259,495

	2,177,144	2,189,203

Portfolio Occupancy (4)	93.5%	94.8%

Same Store Pool Occupancy (4)	92.9%	94.4%

Average Original Lease Term (years)	13.7	13.7

Average Remaining Lease Term (years)	7.0	7.0

Lease Expirations (through 2013)	6.2%	7.4%

(1)	Excludes three properties held as investments in unconsolidated joint ventures and developable land.
(2)	One market includes developable land in Portland, Oregon.
(3)	Two markets include developable land in Sydney, Australia and Melbourne, Australia.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Properties Acquired

For the three months ended June 30, 2012

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property (1)	Total Square Footage Held for Redevelopment	Percentage of Total Net Rentable Square Footage of Property Occupied (2)

400 S. Akard Street	Dallas, TX	Jun-12	$75.0		269,563	—	84.6%
9333, 9355, 9377 Grand Avenue	Chicago, IL	May-12	$22.3		457,429	117,515	100.0%
8025 N. Interstate 35	Austin, TX	May-12	$12.5	(3)	62,237	—	100.0%

			$109.8		789,229	117,515	94.7%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage held for redevelopment.
(3)	Assumed mortgage loan of $6.7 million.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Occupancy Analysis

As of June 30, 2012

(Dollar amounts in thousands)

						Occupancy (3)						Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Redevelopment Space	Annualized Rent ($000) (2)	As of 6/30/12	As of 3/31/12	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	Total Portfolio	Total Portfolio

NORTH AMERICA

Silicon Valley
1350 Duane & 3080 Raymond	Oct-09	Corporate Data Centers	185,000	—	10,258	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.0%	1.2%
3011 Lafayette Street	Jan-07	Corporate Data Centers	90,780	—	10,246	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.2
1500 Space Park Drive	Sep-07	Corporate Data Centers	51,615	—	9,053	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	1.1
1525 Comstock Street	Sep-07	Corporate Data Centers	42,385	—	8,398	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	1.0
3105 & 3205 Alfred Street	May-10	Corporate Data Centers	49,858	—	8,332	87.9%	64.1%	58.1%	58.1%	100.0%	100.0%	0.3	1.0
1100 Space Park Drive	Nov-04	Internet Gateway Data Centers	165,297	—	7,525	92.7%	100.0%	100.0%	92.7%	100.0%	100.0%	0.9	0.9
2045 & 2055 LaFayette Street	May-04	Corporate Data Centers	300,000	—	7,020	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.7	0.8
1725 Comstock Street	Apr-10	Corporate Data Centers	39,643	—	6,664	100.0%	100.0%	100.0%	100.0%	100.0%	66.7%	0.2	0.8
150 South First Street	Sep-04	Corporate Data Centers	179,761	—	6,450	93.7%	99.0%	99.0%	98.3%	98.3%	98.3%	1.0	0.8
1201 Comstock Street	Jun-08	Corporate Data Centers	24,000	—	4,598	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.5
2334 Lundy Place	Dec-02	Corporate Data Centers	130,752	—	4,393	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.5
4650 Old Ironsides Drive	Jun-05	Corporate Data Centers	124,383	—	3,954	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.5
2401 Walsh Street	Jun-05	Corporate Data Centers	167,932	—	3,723	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.4
2950 Zanker Road	Aug-10	Corporate Data Centers	69,700	—	2,970	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.4
2403 Walsh Street	Jun-05	Corporate Data Centers	103,940	—	2,304	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
4700 Old Ironsides Drive	Jun-05	Corporate Data Centers	90,139	—	1,998	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
444 Toyama Drive	Sep-09	Corporate Data Centers	42,083	—	1,830	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2
2805 Lafayette Street (4)	Aug-10	Corporate Data Centers	—	150,000	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,857,268	150,000	99,716	98.4%	98.9%	98.7%	98.0%	99.8%	99.1%	10.2%	11.8%
Dallas
2323 Bryan Street	Jan-02	Internet Gateway Data Centers	453,539	23,568	14,876	76.1%	75.2%	74.8%	73.4%	75.0%	73.8%	2.5%	1.8%
2501 S. State Highway 121	Feb-12	Corporate Data Centers	819,243	—	12,966	98.5%	98.5%	N/A	N/A	N/A	N/A	4.7	2.0
2440 Marsh Lane	Jan-03	Corporate Data Centers	135,250	—	11,945	85.9%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	1.4
1232 Alma Road	Sep-09	Corporate Data Centers	105,726	—	11,343	99.5%	99.5%	99.5%	99.5%	99.0%	67.7%	0.6	1.3
4849 Alpha Road	Apr-04	Corporate Data Centers	125,538	—	10,867	99.7%	99.7%	99.7%	99.6%	99.6%	100.0%	0.7	1.3
4025 Midway Road	Jan-06	Corporate Data Centers	90,058	10,532	8,798	99.9%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	1.0
400 S. Akard	Jun-12	Internet Gateway Data Centers	269,563	—	7,890	84.6%	N/A	N/A	N/A	N/A	N/A	1.5	0.9
11830 Webb Chapel Road	Aug-04	Corporate Data Centers	365,647	—	7,101	88.1%	88.1%	88.1%	88.4%	88.4%	88.4%	2.0	0.8
14901 FAA Boulevard	Jun-06	Corporate Data Centers	263,700	—	5,061	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.6
900 Dorothy Drive	Aug-10	Corporate Data Centers	56,176	—	1,565	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2
900 Quality Way	Sep-09	Corporate Data Centers	31,011	81,242	—	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2	0.0
1400 N. Bowser Road	Sep-09	Corporate Data Centers	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkway	Sep-09	Corporate Data Centers	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
904 Quality Way	Sep-09	Corporate Data Centers	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0
905 Security Row	Sep-09	Corporate Data Centers	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			2,715,451	679,189	92,412	91.7%	93.0%	90.1%	89.6%	90.0%	87.4%	15.3%	11.3%
Northern Virginia
43881 Devin Shafron Drive	Mar-07	Corporate Data Centers	180,000	—	18,395	100.0%	100.0%	100.0%	100.0%	100.0%	98.5%	1.0%	2.2%
43915 Devin Shafron Drive	May-09	Corporate Data Centers	129,033	3,247	15,525	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.8
43791 Devin Shafron Drive	Mar-07	Corporate Data Centers	132,806	2,194	10,674	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.3
4030 Lafayette Center Drive	Jul-10	Corporate Data Centers	72,696	—	5,837	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.7
43830 Devin Shafron Drive	May-09	Corporate Data Centers	66,240	47,010	5,633	74.6%	31.7%	42.2%	42.2%	9.1%	27.0%	0.4	0.7
45901 & 45845 Nokes Boulevard	Dec-09	Corporate Data Centers	167,160	—	4,549	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.5
44470 Chilum Place	Feb-07	Corporate Data Centers	95,440	—	4,311	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.5
4050 Lafayette Center Drive	Jul-10	Corporate Data Centers	42,374	—	3,396	99.0%	99.0%	34.2%	34.2%	34.2%	34.2%	0.2	0.4
43790 Devin Shafron Drive	May-09	Corporate Data Centers	152,138	—	3,134	100.0%	100.0%	100.0%	100.0%	100.0%	N/A	0.9	0.4
21110 Ridgetop Circle	Jan-07	Corporate Data Centers	135,513	—	2,906	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.3
21561 & 21571 Beaumeade Circle	Dec-09	Corporate Data Centers	164,453	—	2,846	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.3
21551 Beaumeade Circle	Dec-09	Corporate Data Centers	152,504	—	2,027	100.0%	100.0%	100.0%	N/A	N/A	N/A	0.9	0.2
1807 Michael Faraday Court	Oct-06	Corporate Data Centers	19,237	—	1,861	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court	Nov-08	Corporate Data Centers	109,650	—	1,820	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2
251 Exchange Place	Nov-05	Corporate Data Centers	70,982	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2
43831 Devin Shafron Drive	Mar-07	Corporate Data Centers	117,071	—	1,538	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2
8100 Boone Boulevard	Oct-06	Corporate Data Centers	17,015	—	937	24.9%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.1
1506 Moran Road	Dec-11	Corporate Data Centers	13,626	—	180	100.0%	100.0%	100.0%	N/A	N/A	N/A	0.0	0.0
4040 Lafayette Center Drive	Jul-10	Corporate Data Centers	—	30,333	—	0.0%	0.0%	0.0%	0.0%	0.0%	100.0%	0.1	0.0

			1,837,938	82,784	87,209	98.4%	97.5%	94.5%	93.9%	95.6%	97.1%	10.3%	10.2%
New York
111 Eighth Avenue (5)	Oct-06	Internet Gateway Data Centers	116,843	—	20,314	99.3%	95.3%	95.3%	95.3%	95.3%	95.3%	0.7%	2.4%
3 Corporate Place	Dec-05	Corporate Data Centers	276,931	—	18,140	100.0%	100.0%	100.0%	98.0%	96.1%	96.1%	1.5	2.1
300 Boulevard East	Nov-02	Corporate Data Centers	346,819	22,962	16,339	89.9%	89.9%	89.9%	89.9%	89.9%	100.0%	1.9	1.9
365 S. Randolphville Road	Feb-08	Corporate Data Centers	172,044	92,748	16,329	88.6%	88.6%	88.6%	88.6%	88.6%	79.4%	1.0	1.9
60 & 80 Merritt Boulevard	Jan-10	Corporate Data Centers	169,540	—	12,645	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	1.5
650 Randolph Road	Jun-08	Corporate Data Centers	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			1,082,177	243,500	83,767	94.9%	94.5%	94.5%	93.9%	93.5%	96.3%	6.0%	9.8%
San Francisco
200 Paul Avenue	Nov-04	Internet Gateway Data Centers	509,158	18,522	28,455	96.3%	99.3%	99.4%	99.4%	99.4%	96.3%	2.8%	3.4%
365 Main Street	Jul-10	Corporate Data Centers	226,981	—	26,853	91.7%	81.3%	80.5%	78.5%	84.4%	84.8%	1.3	3.2
720 2nd Street	Jul-10	Corporate Data Centers	121,220	—	15,184	87.4%	86.9%	86.1%	94.5%	95.8%	97.3%	0.7	1.8
360 Spear Street	Dec-11	Corporate Data Centers	154,950	—	8,020	100.0%	100.0%	100.0%	N/A	N/A	N/A	0.9	0.9

			1,012,309	18,522	78,512	94.8%	93.9%	93.7%	93.2%	94.9%	93.3%	5.7%	9.3%

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Occupancy Analysis

As of June 30, 2012

(Dollar amounts in thousands)

						Occupancy (3)						Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet (1)	Redevelopment Space	Annualized Rent ($000) (2)	As of 6/30/12	As of 3/31/12	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	Total Portfolio	Total Portfolio

Chicago
350 E Cermak Road	May-05	Internet Gateway Data Centers	1,129,226	4,513	67,983	98.3%	98.7%	97.0%	96.8%	96.9%	96.4%	6.3%	8.0%
600-780 S. Federal Street	Sep-05	Internet Gateway Data Centers	142,166	19,381	6,832	76.6%	67.5%	63.5%	64.6%	64.6%	64.6%	0.8	0.8
9333, 9355, 9377 Grand Avenue	May-12	Corporate Data Centers	457,429	117,515	1,895	100.0%	N/A	N/A	N/A	N/A	N/A	2.6	0.2

			1,728,821	141,409	76,710	97.0%	94.8%	92.8%	92.8%	92.8%	92.4%	9.7%	9.0%
Phoenix
2121 South Price Road	Jul-10	Corporate Data Centers	338,655	180,824	34,750	84.1%	83.8%	92.9%	96.5%	96.5%	96.5%	1.9%	4.1%
120 E Van Buren Street	Jul-06	Internet Gateway Data Centers	287,514	—	22,341	91.2%	90.1%	89.3%	89.1%	89.1%	85.9%	1.6	2.6
2055 East Technology Circle	Oct-06	Corporate Data Centers	76,350	—	8,239	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	1.0

			702,519	180,824	65,330	88.7%	88.1%	92.1%	93.7%	93.7%	92.3%	3.9%	7.7%
Boston
128 First Avenue	Jan-10	Corporate Data Centers	274,750	—	22,332	99.2%	99.5%	99.4%	99.4%	99.6%	99.6%	1.5%	2.6%
55 Middlesex Turnpike	Jan-10	Corporate Data Centers	106,000	—	12,031	90.5%	90.6%	90.6%	90.6%	89.7%	89.7%	0.6	1.4
100 Quannapowitt Parkway	Jun-04	Corporate Data Centers	286,550	100,406	6,294	88.7%	88.0%	90.8%	90.8%	88.9%	70.0%	1.6	0.7
115 Second Avenue	Oct-05	Corporate Data Centers	66,730	—	3,647	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.4
600 Winter Street	Sep-06	Corporate Data Centers	30,400	—	842	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			764,430	100,406	45,146	94.2%	94.0%	95.0%	95.0%	94.3%	87.5%	4.3%	5.2%
Los Angeles
600 West Seventh Street	May-04	Internet Gateway Data Centers	489,722	—	22,427	98.4%	98.7%	98.7%	97.8%	95.5%	95.3%	2.7%	2.7%
2260 East El Segundo Boulevard	Jul-10	Corporate Data Centers	132,240	—	12,436	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.5
200 North Nash Street	Jun-05	Corporate Data Centers	113,606	—	2,518	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.3
3015 Winona Avenue	Dec-04	Corporate Data Centers	82,911	—	1,672	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.2
3300 East Birch Street	Aug-03	Corporate Data Centers	68,807	—	1,547	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2

			887,286	—	40,600	99.1%	99.3%	99.3%	98.8%	97.6%	97.4%	4.9%	4.9%
Atlanta
375 Riverside Parkway	Jun-03	Corporate Data Centers	250,191	—	8,272	99.2%	99.2%	99.2%	99.2%	99.2%	100.0%	1.4%	1.0%
760 Doug Davis Road	Dec-11	Corporate Data Centers	334,306	—	6,376	100.0%	100.0%	100.0%	N/A	N/A	N/A	1.9	0.8
101 Aquila Way	Apr-06	Corporate Data Centers	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	0.2

			898,078	—	16,059	99.8%	99.8%	99.8%	99.7%	99.7%	100.0%	5.1%	2.0%
Philadelphia
833 Chestnut Street	Mar-05	Corporate Data Centers	592,295	62,463	12,992	92.0%	92.0%	92.0%	88.9%	85.0%	84.1%	3.3%	1.5%

			592,295	62,463	12,992	92.0%	92.0%	92.0%	88.9%	85.0%	84.1%	3.3%	1.5%
St. Louis
900 Walnut Street	Aug-07	Internet Gateway Data Centers	112,266	—	4,498	99.9%	99.9%	99.9%	99.9%	99.9%	99.9%	0.6%	0.5%
210 N Tucker Boulevard	Aug-07	Corporate Data Centers	173,778	163,638	3,322	76.2%	75.4%	74.9%	74.3%	78.8%	75.8%	1.0	0.4

			286,044	163,638	7,820	85.5%	85.4%	85.2%	84.8%	87.6%	86.0%	1.6%	0.9%
Houston
12001 - 12245 North Freeway	Apr-06	Corporate Data Centers	282,483	18,222	6,869	77.1%	88.9%	88.9%	80.6%	78.9%	91.9%	1.6%	0.8%

			282,483	18,222	6,869	77.1%	88.9%	88.9%	80.6%	78.9%	91.9%	1.6%	0.8%
Miami
36 NE 2nd Street	Jan-02	Internet Gateway Data Centers	162,140	—	4,963	95.9%	95.9%	95.9%	95.9%	95.9%	95.9%	0.9%	0.6%
2300 NW 89th Place	Sep-06	Corporate Data Centers	64,174	—	654	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.1

			226,314	—	5,617	97.0%	97.0%	97.0%	97.0%	97.0%	97.0%	1.3%	0.7%
Charlotte
125 North Myers	Aug-05	Internet Gateway Data Centers	25,402	—	1,387	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1%	0.2%
731 East Trade Street	Aug-05	Internet Gateway Data Centers	40,879	—	1,311	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.2
113 North Myers	Aug-05	Internet Gateway Data Centers	29,218	—	923	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1

			95,499	—	3,621	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.5%
Denver
8534 Concord Center Drive	Jun-05	Corporate Data Centers	85,660	—	3,567	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.4%

			85,660	—	3,567	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.4%
Sacramento
11085 Sun Center Drive	Sep-11	Corporate Data Centers	69,048	—	2,794	100.0%	100.0%	100.0%	100.0%	N/A	N/A	0.4%	0.3%
3065 Gold Camp Drive	Oct-04	Corporate Data Centers	39,560	23,397	307	33.6%	100.0%	100.0%	21.1%	21.1%	21.1%	0.2	0.0

			108,608	23,397	3,101	75.8%	100.0%	100.0%	62.4%	21.1%	21.1%	0.6%	0.3%
Toronto, Canada
6800 Millcreek Drive	Apr-06	Corporate Data Centers	83,758	—	2,034	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.2%

			83,758	—	2,034	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.5%	0.2%
Minneapolis/St. Paul
1125 Energy Park Drive	Mar-05	Corporate Data Centers	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.2%

			112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.2%
Austin
8025 North Interstate 35	May-12	Corporate Data Centers	62,237	—	934	100.0%	N/A	N/A	N/A	N/A	N/A	0.3%	0.1%
7620 Metro Center Drive	Dec-05	Corporate Data Centers	45,000	—	325	67.1%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.0
7500 Metro Center Drive	Dec-05	Corporate Data Centers	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0	0.0

			107,237	74,962	1,259	86.2%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6%	0.1%

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Occupancy Analysis

As of June 30, 2012

(Dollar amounts in thousands)

							Occupancy (3)						Net Rentable Square Feet as a % of	Annualized Rent as a % of
Property	Acquisition Date	Property Type	Net Rentable Square Feet (1)		Redevelopment Space	Annualized Rent ($000) (2)	As of 6/30/12	As of 3/31/12	As of 12/31/11	As of 09/30/11	As of 06/30/11	As of 03/31/11	Total Portfolio	Total Portfolio

EUROPE

London, England
3 St. Anne’s Boulevard	Dec-07	Corporate Data Centers	96,384		—	11,157	65.7%	60.3%	52.4%	52.4%	69.9%	80.0%	0.5%	1.3%
Mundells Roundabout	Apr-07	Corporate Data Centers	113,464		—	7,776	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.9
Cressex 1	Dec-07	Corporate Data Centers	50,847		—	7,188	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.9
6 Braham Street	Jul-02	Internet Gateway Data Centers	63,233		—	4,749	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.6
2 St. Anne’s Boulevard	Dec-07	Corporate Data Centers	30,612		—	3,356	100.0%	100.0%	100.0%	0.0%	0.0%	0.0%	0.2	0.4
1 St. Anne’s Boulevard	Dec-07	Corporate Data Centers	20,219		—	276	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
Fountain Court	Jul-11	Corporate Data Centers	—		131,771	—	0.0%	0.0%	0.0%	0.0%	N/A	N/A	0.0	0.0

			374,759		131,771	34,502	91.2%	89.8%	87.8%	86.7%	93.2%	96.0%	2.1%	4.1%
Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	Dec-06	Corporate Data Centers	120,000		—	9,521	98.8%	99.0%	98.8%	99.1%	99.1%	92.2%	0.7%	1.1%
Clonshaugh Industrial Estate II	Feb-06	Corporate Data Centers	124,500		—	8,318	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	1.0
Clonshaugh Industrial Estate I	Feb-06	Corporate Data Centers	20,000		—	1,453	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.2

			264,500		—	19,292	99.4%	99.4%	99.4%	99.6%	99.6%	96.4%	1.5%	2.3%
Paris, France
114 Rue Ambroise Croizat	Dec-06	Internet Gateway Data Centers	332,795		19,351	19,105	93.5%	93.4%	91.6%	91.6%	91.6%	91.6%	1.9%	2.3%

			332,795		19,351	19,105	93.5%	93.4%	91.6%	91.6%	91.6%	91.6%	1.9%	2.3%
Amsterdam, Netherlands
Paul van Vlissingenstraat 16	Aug-05	Corporate Data Centers	112,472		—	5,817	81.0%	73.7%	73.7%	60.0%	58.8%	58.8%	0.6%	0.7%
Cateringweg 5	Jun-10	Corporate Data Centers	55,972		—	5,249	100.0%	100.0%	100.0%	100.0%	0.0%	0.0%	0.3	0.6
Naritaweg 52	Dec-07	Corporate Data Centers	63,260		—	2,488	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.3
Gyroscoopweg 2E-2F	Jul-06	Corporate Data Centers	55,585		—	1,166	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.1

			287,289		—	14,720	92.4%	89.7%	89.7%	84.3%	83.7%	83.7%	1.6%	1.7%
Manchester, England
Manchester Technopark	Jun-08	Corporate Data Centers	38,016		—	2,019	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

			38,016		—	2,019	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%
Geneva, Switzerland
Chemin de l Epinglier 2	Nov-05	Corporate Data Centers	59,190		—	1,605	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

			59,190		—	1,605	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

ASIA PACIFIC

Singapore
29A International Business Park	Nov-10	Corporate Data Centers	283,794		86,706	7,300	55.9%	55.9%	55.2%	49.3%	16.8%	16.8%	1.6%	0.9%

			283,794		86,706	7,300	55.9%	55.9%	55.2%	49.3%	16.8%	16.8%	1.6%	0.9%

NON-DATACENTER PROPERTIES

34551 Ardenwood Boulevard	Jan-03	Technology Manufacturing	307,657		—	6,998	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.7%	0.8%
2010 East Centennial Circle	May-03	Technology Manufacturing	113,405		—	3,194	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4
1 Savvis Parkway	Aug-07	Technology Office	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.3
908 Quality Way	Sep-09	Technology Office	14,400		—	24	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.1	0.0
47700 Kato Road & 1055 Page Avenue	Sep-03	Technology Manufacturing	183,050		—	—	0.0%	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.0

			774,512		—	12,860	76.4%	100.0%	100.0%	100.0%	100.0%	100.0%	4.3%	1.5%

Portfolio Total/Weighted Average			17,881,857	(6)	2,177,144	845,181	93.5%	94.8%	94.8%	93.7%	93.9%	93.5%	100.0%	100.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2012 multiplied by 12.
(3)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Property formerly referred to as 800 Central Expressway.
(5)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(6)	Net rentable square feet excludes square footage at one joint venture: 2001 Sixth Avenue in Seattle, WA (400,369 net rentable square feet) which was 93.0% occupied as of June 30, 2012.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Major Tenants

As of June 30, 2012

(Dollar amounts in thousands)

Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	CenturyLink, Inc. (3)	34	2,785,503	15.6%	$91,090	10.8%	97
2	TelX Group, Inc.	11	259,294	1.5%	$34,137	4.0%	165
3	Equinix Operating Company, Inc.	9	878,062	4.9%	$33,045	3.9%	80
4	Facebook, Inc.	4	241,865	1.4%	$31,129	3.7%	71
5	Softlayer Technologies, Inc.	8	372,009	2.1%	$29,790	3.5%	106
6	Morgan Stanley	5	182,592	1.0%	$27,053	3.2%	28
7	Verizon Communications, Inc.	29	378,463	2.1%	$21,623	2.6%	75
8	AT & T	17	615,267	3.4%	$18,674	2.2%	76
9	NTT Communications Company	5	309,759	1.7%	$17,447	2.1%	84
10	Level 3 Communications, LLC	31	375,223	2.1%	$14,982	1.8%	97
11	Amazon	6	448,895	2.5%	$12,902	1.5%	104
12	Pfizer, Inc.	1	87,049	0.5%	$11,201	1.3%	66
13	TATA Communications (UK)	2	105,366	0.6%	$10,534	1.2%	66
14	JPMorgan Chase & Co.	3	170,085	1.0%	$10,452	1.2%	107
15	Yahoo! Inc.	2	110,847	0.6%	$10,397	1.2%	64
16	Sprint Communications Co., LP	6	173,319	1.0%	$9,704	1.1%	27
17	BT Americas, Inc.	3	67,685	0.4%	$9,698	1.1%	60
18	Microsoft Corporation	3	322,587	1.8%	$9,489	1.1%	40
19	T-Systems North America, Inc.	2	77,610	0.4%	$8,615	1.0%	21
20	Internap	4	52,155	0.3%	$8,470	1.0%	22

	Total/Weighted Average		8,013,635	44.9%	$420,432	49.5%	86

(1)	Occupied square footage is defined as leases that commenced on or before June 30, 2012. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2012 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Lease Expirations and Lease Distribution

Lease Expirations

As of June 30, 2012

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		1,166,348	6.5%		0.0%
2012	266	269,800	1.5%	$27,745	3.3%	$102.83	$106.13	$28,633
2013	272	835,724	4.7%	61,622	7.3%	73.73	75.84	63,377
2014	250	1,353,532	7.6%	98,728	11.7%	72.94	76.30	103,275
2015	166	2,401,291	13.4%	84,239	10.0%	35.08	37.75	90,650
2016	175	1,682,764	9.4%	72,507	8.6%	43.09	46.68	78,550
2017	107	1,249,282	7.0%	53,430	6.3%	42.77	47.57	59,434
2018	90	1,106,583	6.2%	57,747	6.8%	52.19	61.07	67,579
2019	88	1,685,982	9.4%	106,566	12.6%	63.21	75.39	127,110
2020	82	922,842	5.2%	56,467	6.7%	61.19	75.07	69,281
2021	62	1,036,692	5.8%	53,504	6.3%	51.61	68.71	71,228
Thereafter	269	4,171,017	23.3%	172,626	20.4%	41.39	59.54	248,353

Portfolio Total / Weighted Average	1,827	17,881,857	100.0%	$845,181	100.0%	$50.56	$60.27	$1,007,470

Lease Distribution

As of June 30, 2012

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent
Available			1,166,348	6.5%	—	0.0%
2,500 or less	1,161	63.5%	522,695	2.9%	$53,712	6.3%
2,501 - 10,000	304	16.6%	1,749,585	9.8%	146,698	17.4%
10,001 - 20,000	167	9.1%	2,489,288	13.9%	195,924	23.2%
20,001 - 40,000	100	5.5%	2,891,839	16.2%	171,781	20.3%
40,001 - 100,000	63	3.5%	4,176,714	23.4%	163,778	19.4%
Greater than 100,000	32	1.8%	4,885,388	27.3%	113,288	13.4%

Portfolio Total	1,827	100.0%	17,881,857	100.0%	$845,181	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2012 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Lease Expirations - By Product Type

As of June 30, 2012

(Dollar amounts in thousands)

TURN-KEY FLEX

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		389,649	2.2%	—	0.0%
2012	106	86,248	0.5%	$12,877	1.5%	$149.30	$151.93	$13,104
2013	87	289,639	1.6%	37,535	4.4%	129.59	134.16	38,858
2014	105	349,630	2.0%	53,652	6.4%	153.45	161.40	56,431
2015	45	168,457	0.9%	20,874	2.5%	123.91	131.36	22,129
2016	82	329,031	1.8%	42,088	5.0%	127.91	138.57	45,595
2017	37	295,429	1.7%	30,055	3.6%	101.73	114.88	33,938
2018	41	286,593	1.6%	32,873	3.9%	114.70	138.17	39,598
2019	32	439,647	2.5%	64,379	7.6%	146.43	176.31	77,514
2020	38	260,930	1.5%	36,292	4.3%	139.09	174.33	45,487
2021	35	246,023	1.4%	36,714	4.4%	149.23	204.93	50,418
Thereafter	105	683,277	3.8%	63,575	7.5%	93.04	151.52	103,528

Portfolio Total / Weighted Average	713	3,824,553	21.5%	$430,914	51.1%	$125.45	$153.31	$526,600

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		252,777	1.4%	—	0.0%
2012	11	18,040	0.1%	$639	0.1%	$35.42	$35.42	$639
2013	16	157,428	0.9%	7,652	0.9%	48.61	49.21	7,747
2014	36	699,130	3.9%	28,892	3.4%	41.33	43.24	30,233
2015	48	1,596,225	8.9%	54,598	6.5%	34.20	36.90	58,899
2016	37	1,141,207	6.4%	25,562	3.0%	22.40	24.23	27,655
2017	19	269,113	1.5%	6,958	0.8%	25.86	28.88	7,772
2018	13	571,579	3.2%	19,801	2.3%	34.64	38.79	22,169
2019	23	1,106,612	6.2%	38,981	4.6%	35.23	41.37	45,781
2020	16	376,882	2.1%	13,330	1.6%	35.37	44.18	16,650
2021	7	680,655	3.8%	14,613	1.7%	21.47	26.67	18,154
Thereafter	97	2,742,071	15.3%	93,264	11.0%	34.01	46.22	126,746

Portfolio Total / Weighted Average	323	9,611,719	53.7%	$304,290	35.9%	$32.51	$38.73	$362,445

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		68,282	0.4%	—	0.0%
2012	78	82,012	0.5%	$12,817	1.5%	$156.28	$163.92	$13,443
2013	114	55,988	0.3%	8,688	1.0%	155.18	160.57	8,990
2014	52	56,963	0.3%	11,611	1.4%	203.83	209.94	11,959
2015	19	14,263	0.1%	2,653	0.3%	186.01	231.79	3,306
2016	5	4,572	0.0%	894	0.1%	195.54	216.54	990
2017	10	9,316	0.1%	1,431	0.2%	153.61	186.67	1,739
2018	—	—	0.0%	—	0.0%	—	—	—
2019	3	7,127	0.0%	504	0.1%	70.72	98.08	699
2020	1	—	0.0%	16	0.0%	—	—	20
2021	1	3,194	0.0%	276	0.0%	86.41	113.34	362
Thereafter	10	140,870	0.8%	5,287	0.6%	37.53	41.85	5,895

Portfolio Total / Weighted Average	293	442,587	2.5%	$44,177	5.2%	$118.02	$126.64	$47,403

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration
Available		455,640	2.5%	—	0.0%
2012	71	83,500	0.5%	$1,412	0.2%	$16.91	$17.33	$1,447
2013	55	332,669	1.9%	7,747	0.9%	23.29	23.40	7,783
2014	57	247,809	1.4%	4,574	0.5%	18.46	18.77	4,652
2015	54	622,346	3.5%	6,114	0.7%	9.82	10.15	6,316
2016	51	207,954	1.2%	3,963	0.5%	19.06	20.72	4,309
2017	41	675,424	3.8%	14,985	1.8%	22.19	23.67	15,985
2018	36	248,411	1.4%	5,074	0.6%	20.43	23.39	5,811
2019	30	132,596	0.7%	2,703	0.3%	20.39	23.50	3,116
2020	27	285,030	1.6%	6,829	0.8%	23.96	24.99	7,124
2021	19	106,820	0.6%	1,902	0.2%	17.81	21.48	2,294
Thereafter	57	604,799	3.2%	10,497	1.3%	17.36	20.15	12,185

Portfolio Total / Weighted Average	498	4,002,998	22.3%	$65,800	7.8%	$18.55	$20.02	$71,022

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of June 30, 2012 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Summary of Leasing Activity

Leases Signed in the Quarter Ended June 30, 2012

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (5)	Weighted Average Lease Terms (months)

Leasing Activity (4)(5)

Renewals Signed
Turn-Key Flex	8	87,116	$139.70	$153.58	9.9%	$0.63	87.7
Powered Base Building	7	243,818	$29.88	$36.71	22.9%	$17.65	124.2
Non-technical	5	8,819	$39.80	$46.35	16.4%	$14.39	131.5

New Leases Signed
Turn-Key Flex	20	188,947	—	$160.02	—	$61.92	116.1
Powered Base Building	1	5,226	—	$31.64	—	$19.49	120.2
Non-technical	14	16,410	—	$38.01	—	$9.99	100.1

Leasing Activity Summary (4)(5)

Turn-Key Flex	28	276,063	—	$157.99	—	—
Powered Base Building	8	249,044	—	$36.61	—	—
Non-technical	19	25,229	—	$40.93	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Excludes 12 renewed colocation leases for 11,352 rentable square feet at an average GAAP rental rate of $173.39 per square foot and 18 new colocation leases for 3,660 rentable square feet at an average GAAP rental rate of $297.85 per square foot.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Summary of Leasing Activity

Leases Commenced in the Quarter Ended June 30, 2012

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot (5)	Weighted Average Lease Term (months)

Leasing Activity (4)(5)

Renewals Commenced
Turn-Key Flex	8	87,116	$139.70	$153.58	9.9%	$0.63	87.7
Powered Base Building	7	243,818	$29.88	$36.71	22.9%	$17.65	124.2
Build to Suit	0	—	$0.00	$0.00	0.0%	$0.00
Non-technical	7	43,887	$20.21	$20.33	0.6%	$9.69	122.3

New Leases Commenced
Turn-Key Flex	24	158,235	—	$163.03	—	$35.81	119.6
Powered Base Building	0	—	—	$0.00	—	$0.00
Build to Suit	1	40,000	—	$62.22		$3.60	180.6
Non-technical	11	11,114	—	$34.91	—	$3.88	118.4

Leasing Activity Summary (4)(5)

Turn-Key Flex	32	245,351	—	$159.68	—	—
Powered Base Building	7	243,818	—	$36.71	—	—
Build to Suit	1	40,000	—	$62.22	—	—
Non-technical	18	55,001	—	$23.28	—	—

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Excludes 14 renewed colocation leases for 10,694 rentable square feet at an average GAAP rental rate of $158.88 per square foot and 19 new colocation leases for 7,204 rentable square feet at an average GAAP rental rate of $236.01 per square foot.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Historical Capital Expenditures

	Three Months Ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Recurring capital expenditures (1)	$9,229,000	$6,754,000	$9,926,000	$8,000,000	$7,263,000	$3,716,000
Non-recurring capital expenditures (2)	$187,055,000	$167,360,000	$132,159,000	$176,560,000	$144,756,000	$119,971,000
Total net rentable square feet at period end excluding redevelopment space (3)	17,881,857	16,923,054	15,908,059	15,262,859	14,967,288	14,628,267

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	These expenditures are primarily for development and redevelopment projects. In addition these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g. electrical and mechanical upgrades including battery replacement, building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Construction Activity Report

As of June 30, 2012

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Redevelopment Inventory Under Construction	Development Inventory Under Construction	Redevelopment Inventory Pre- Construction	Total Construction In Progress	Space Held for Future Redevelopment	Total Inventory	Percentage Leased (1)
Austin	74,962	—	—	74,962	—	74,962	0.0%
Boston	—	130,335	14,097	144,432	86,309	230,741	0.0%
Chicago	—	—	117,515	117,515	23,894	141,409	0.0%
Dallas	46,750	354,988	—	401,738	632,439	1,034,177	15.4%
Houston	—	—	—	—	18,222	18,222	0.0%
New York Metro	—	70,300	81,574	151,874	161,926	313,800	6.5%
Northern Virginia	32,926	279,000	—	311,926	49,858	361,784	18.0%
Philadelphia	—	—	—	—	62,463	62,463	0.0%
Phoenix	48,385	—	—	48,385	132,439	180,824	0.0%
Portland	—	58,000	—	58,000	—	58,000	100.0%
Sacramento	—	—	23,397	23,397	—	23,397	0.0%
San Francisco	—	—	—	—	18,522	18,522	0.0%
Silicon Valley	150,000	—	—	150,000	—	150,000	0.0%
St. Louis	9,732	—	42,996	52,728	110,910	163,638	0.0%
Melbourne, Australia	—	54,896	—	54,896	—	54,896	100.0%
Sydney, Australia	—	86,218	—	86,218	—	86,218	8.3%
Paris, France	—	—	—	—	19,351	19,351	2.6%
London, England	131,771	—	—	131,771	—	131,771	0.0%
Singapore	—	—	20,697	20,697	66,009	86,706	23.9%

Grand Total	494,526	1,033,737	300,276	1,828,539	1,382,342	3,210,881

Total US Markets	362,755	892,623	279,579	1,534,957	1,296,982	2,831,939
Total Intl Markets	131,771	141,114	20,697	293,582	85,360	378,942

Percentage Leased (¹)	9.5%	30.7%	6.9%	21.1%	0.0%	12.0%

Construction in Progress by Product Type

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key FlexSM	297,122	44,000	114,010	455,132	22.6%
Powered Base Building®	1,002,587	87,771	47,801	1,138,159	4.1%
Build-to-Suit	235,248	—	—	235,248	100.0%

Total Construction in Progress by Product Type	1,534,957	131,771	161,811	1,828,539	21.1%

Redevelopment Activity

	US	Europe	Asia/Pacific	Total	% Leased (1)
Redevelopment Space as of March 31, 2012	1,929,708	151,617	107,878	2,189,203
Acquired Redevelopment Space and New Construction Space	176,896	—	—	176,896
Converted Redevelopment Space:				—
Turn-Key FlexSM	(115,059)	—	(21,172)	(136,231)	58.9%
Powered Base Building®	—	—	—	—	0.0%
Build-to-Suit	(40,000)	—	—	(40,000)	100.0%
Remeasurement Adjustments	(12,229)	(495)		(12,724)

Redevelopment Space as of June 30, 2012	1,939,316	151,122	86,706	2,177,144

(1)	Represents leases signed.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended June 30, 2012

(Dollar amounts in thousands except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Footage	Net Rentable Square Footage	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot

Turn-Key Flex Under Construction as of June 30, 2012 (2)	—	455,132	$75,946	$179,026	$254,972	$560
Build-to-Suit Under Construction as of June 30, 2012 (2)	—	235,248	76,228	56,100	132,328	$563
Powered Base Building Under Construction as of June 30, 2012 (2)	—	1,138,159	62,824	141,734	204,558	$180
Base Building Improvements to Current in Progress Space Under Construction	—	—	36,221	20,251	56,472	—
Base Building Improvements to Support Future Development (3)	647,294	—	20,833	25,222	46,055	$71
Base Building Improvements to Support Operating Portfolio (3)	1,317,092	—	36,594	19,699	56,293	$43
Equipment Pool (4)	—	—	53,069	—	53,069	—

TOTAL	1,964,386	1,828,539	$361,715	$442,032	$803,747

Notes:

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e. interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects.
(3)	Square footage represents square feet that will benefit from these base building improvements.
(4)	Pool account; not job specific.

DIGITAL REALTY TRUST, INC.

Second Quarter 2012

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) capitalized leasing payroll, (ix) recurring tenant improvements, (x) capitalized leasing commissions and (xi) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI):

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.